COMMITMENTS, OFF-BALANCE-SHEET RISK AND CONTINGENCIES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Commitments And Contingencies [Line Items]
Commitments to extend commercial credit	$ 25,398	$ 22,628
Commitments to extend consumer credit	11,293	11,599
Standby letters of credit	47	124
Total Commitments To Extend Credit Activity	36,738	34,351
Fixed rate	9,223	7,783
Variable rate	27,515	26,965
Other Commitment	$ 36,738	$ 34,748